ENTRAVISION COMMUNICATIONS CORPORATION REPORTS
THIRD QUARTER 2010 RESULTS

SANTA MONICA, CALIFORNIA, November 4, 2010 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three- and nine-month periods ended September 30, 2010.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data).  This press release contains certain non-GAAP financial measures as defined by SEC Regulation G.  The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 8.  Unaudited financial highlights are as follows:

	Three-Month Period			Nine-Month Period
	Ended September 30,			Ended September 30,
	2010	2009	% Change	2010	2009	% Change
Net revenue	$53,325	$50,754	5%	$149,829	$141,165	6%
Operating expenses (1)	31,224	30,572	2%	92,145	92,031	0%
Corporate expenses (2)	3,823	3,351	14%	11,048	10,602	4%

Consolidated adjusted EBITDA (3)	18,444	17,268	7%	46,938	40,307	16%

Free cash flow (4)	$8,109	$5,058	60%	$12,643	$9,176	38%
Free cash flow per share, basic and diluted (4)	$0.10	$0.06	67%	$0.15	$0.11	36%

Net income (loss) applicable to common stockholders	$6,408	$673	NM	$11,187	$(15,648)	NM

Net income (loss) per share applicable
to common stockholders, basic and diluted	$0.08	$0.01	NM	$0.13	$(0.19)	NM

Weighted average common shares outstanding, basic	84,512,128	83,683,908		84,479,299	84,049,423
Weighted average common shares outstanding, diluted	85,089,605	83,935,319		85,215,491	84,049,423

(1)
Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.3 million and $0.4 million of non-cash stock-based compensation for the three-month periods ended September 30, 2010 and 2009, respectively and $0.8 million and $1.1 million of non-cash stock-based compensation for the nine-month periods ended September 30, 2010 and 2009, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets and gain (loss) on debt extinguishment.

(2)
Corporate expenses include $0.4 million and $0.3 million of non-cash stock-based compensation for the three-month periods ended September 30, 2010 and 2009, respectively and $0.8 million and $1.1 million of non-cash stock-based compensation for the nine-month periods ended September 30, 2010 and 2009, respectively.

Entravision Communications

(3)
Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our revolving credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income.  As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business.  Consolidated adjusted EBITDA is also used to make executive compensation decisions.

(4)
Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less non-cash interest expense relating to discount amortization on the Notes, less interest income and less the change in the fair value of our interest rate swaps. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

   Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During the third quarter, we generated revenue growth primarily driven by retransmission consent revenue and World Cup and political advertising.  Our audience shares remain strong in the nation's most densely populated Hispanic markets, and we believe we are well positioned to benefit as the U.S. Hispanic market continues to expand and advertisers increasingly recognize the importance of reaching our audience.”

Senior Secured Notes and Revolving Credit Facility

    On July 27, 2010, the Company completed the offering and sale of $400,000,000 aggregate principal amount of its 8.75% Senior Secured First Lien Notes (the “Notes”).   Net proceeds from the Notes were used to pay all indebtedness outstanding under the Company’s then-existing syndicated bank credit facility, pay fees and expenses related to the offering of the Notes and for general corporate purposes.  Also on July 27, 2010, the Company entered into a new $50,000,000 revolving credit facility and terminated its then-existing syndicated bank credit facility.

    These transactions are more fully described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 27, 2010.

Entravision Communications

Financial Results

Three Months Ended September 30, 2010 Compared to Three Months Ended September 30, 2009
(Unaudited)

	Three-Month Period
	Ended September 30,
	2010	2009	% Change
Net revenue	$53,325	$50,754	5%
Operating expenses (1)	31,224	30,572	2%
Corporate expenses (1)	3,823	3,351	14%
Depreciation and amortization	4,867	5,272	(8)%

Operating income	13,411	11,559	16%
Interest expense, net	(4,302)	(8,157)	(47)%
Loss on debt extinguishment	(987)	-	NM

Income before income taxes	8,122	3,402	139%

Income tax expense	(1,764)	(2,802)	(37)%
Net income before equity in net income of
nonconsolidated affiliates	6,358	600	NM
Equity in net income of nonconsolidated affiliates, net of tax	50	73	(32)%

Net income	$6,408	$673	NM

   (1) Operating expenses and corporate expenses are defined on page 1.

   Net revenue increased to $53.3 million for the three-month period ended September 30, 2010 from $50.8 million for the three-month period ended September 30, 2009, an increase of $2.5 million. Of the overall increase, $2.3 million came from our television segment and was primarily attributable to retransmission consent revenue, advertising revenue from the World Cup and political advertising revenue. Additionally, $0.2 million of the overall increase came from our radio segment and was primarily attributable to advertising revenue from the World Cup and political advertising revenue.

    Operating expenses increased to $31.2 million for the three-month period ended September 30, 2010 from $30.6 million for the three-month period ended September 30, 2009, an increase of $0.6 million. The increase was primarily attributable to an increase in national representation fees and other expenses associated with the increase in net revenue.

    Corporate expenses increased to $3.8 million for the three-month period ended September 30, 2010 from $3.4 million for the three-month period ended September 30, 2009, an increase of $0.4 million. The increase was primarily attributable to expenses relating to the issuance of the Notes.  Excluding the expenses relating to the issuance of the Notes, corporate expenses remained at $3.4 million for each of the three-month periods ended September 30, 2010 and 2009.

Entravision Commications

 Nine Months Ended September 30, 2010 Compared to Nine Months Ended September 30, 2009
(Unaudited)

	Nine-Month Period
	Ended September 30,
	2010	2009	% Change
Net revenue	$149,829	$141,165	6%
Operating expenses (1)	92,145	92,031	0%
Corporate expenses (1)	11,048	10,602	4%
Depreciation and amortization	14,464	15,893	(9)%
Impairment charge	-	2,720	(100)%

Operating income	32,172	19,919	62%
Interest expense, net	(14,912)	(21,374)	(30)%
Loss on debt extinguishment	(987)	(4,716)	(79)%

Income (loss) before income taxes	16,273	(6,171)	NM

Income tax expense	(5,102)	(9,311)	(45)%
Net income (loss) before equity in net income (loss) of
nonconsolidated affiliates	11,171	(15,482)	NM
Equity in net income (loss) of nonconsolidated affiliates, net of tax	16	(166)	NM

Net income (loss)	$11,187	$(15,648)	NM

   (1)  Operating expenses and corporate expenses are defined on page 1.

    Net revenue increased to $149.8 million for the nine-month period ended September 30, 2010 from $141.2 million for the nine-month period ended September 30, 2009, an increase of $8.6 million. Of the overall increase, $6.7 million came from our television segment and was primarily attributable to advertising revenue from the World Cup, retransmission consent revenue, and political advertising revenue. Additionally, $1.9 million of the overall increase came from our radio segment and was primarily attributable to advertising revenue from the World Cup, and political and census advertising revenue.

    Operating expenses increased to $92.1 million for the nine-month period ended September 30, 2010 from $92.0 million for the nine-month period ended September 30, 2009, an increase of $0.1 million. The increase was primarily attributable to an increase in national representation fees and other expenses associated with the increase in net revenue, partially offset by a decrease in salary expense due to reductions of personnel and salary reductions implemented in 2009.

    Corporate expenses increased to $11.0 million for the nine-month period ended September 30, 2010 from $10.6 million for the nine-month period ended September 30, 2009, an increase of $0.4 million. The increase was primarily attributable to expenses relating to the issuance of the Notes.  Excluding the expenses relating to the issuance of the Notes, corporate expenses remained at $10.6 million for each of the nine-month periods ended September 30, 2010 and 2009.

Entravision Communications

Segment Results

    The following represents selected unaudited segment information:

	Three-Month Period
	Ended September 30,
	2010	2009	% Change
Net Revenue
Television	$34,322	$32,019	7%
Radio	19,003	18,735	1%
Total	$53,325	$50,754	5%

Operating Expenses (1)
Television	$18,041	$17,601	2%
Radio	13,183	12,971	2%
Total	$31,224	$30,572	2%

Corporate Expenses (1)	$3,823	$3,351	14%

Consolidated adjusted EBITDA (1)	$18,444	$17,268	7%

   (1) Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1 and 2.

    Entravision Communications Corporation will hold a conference call to discuss its 2010 third quarter results on November 4, 2010 at 5 p.m. Eastern Time.  To access the conference call, please dial 412-858-4600 ten minutes prior to the start time. The call will be webcast live and archived for replay at www.entravision.com.

    Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television and radio operations to reach Hispanic consumers across the United States, as well as the border markets of Mexico. Entravision owns and/or operates 53 primary television stations and is the largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with television stations in 20 of the nation’s top 50 Hispanic markets. The Company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 48 owned and operated radio stations. Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

    This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #
(Financial Table Follows)
For more information, please contact:

Christopher T. Young	Mike Smargiassi/Brad Edwards
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2010	2009	2010	2009

Net revenue	$53,325	$50,754	$149,829	$141,165

Expenses:
Direct operating expenses	21,011	21,030	63,941	63,690
Selling, general and administrative expenses	10,213	9,542	28,204	28,341
Corporate expenses	3,823	3,351	11,048	10,602
Depreciation and amortization	4,867	5,272	14,464	15,893
Impairment charge	-	-	-	2,720
	39,914	39,195	117,657	121,246
Operating income	13,411	11,559	32,172	19,919
Interest expense	(4,394)	(8,227)	(15,171)	(21,762)
Interest income	92	70	259	388
Loss on debt extinguishment	(987)	-	(987)	(4,716)
Income (loss) before income taxes	8,122	3,402	16,273	(6,171)
Income tax expense	(1,764)	(2,802)	(5,102)	(9,311)
Income (loss) before equity in net income (loss) of
nonconsolidated affiliate	6,358	600	11,171	(15,482)
Equity in net income (loss) of nonconsolidated affiliate, net of tax	50	73	16	(166)
Net income (loss) applicable to common stockholders	$6,408	$673	$11,187	$(15,648)

Basic and diluted earnings per share:
Net income (loss) per share applicable to common stockholders,
basic and diluted	$0.08	$0.01	$0.13	$(0.19)

Weighted average common shares outstanding, basic	84,512,128	83,683,908	84,479,299	84,049,423
Weighted average common shares outstanding, diluted	85,089,605	83,935,319	85,215,491	84,049,423

Emtravision Communications

Entravision Communications Corporation
Consolidated Statements of Cash Flows
(Unaudited; in thousands)

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2010	2009	2010	2009

Cash flows from operating activities:
Net income (loss)	$6,408	$673	$11,187	$(15,648)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	4,867	5,272	14,464	15,893
Impairment charge	-	-	-	2,720
Deferred income taxes	1,587	2,548	4,214	8,534
Amortization of debt issue costs	487	104	695	298
Amortization of syndication contracts	290	441	840	1,689
Payments on syndication contracts	(732)	(706)	(2,141)	(2,119)
Equity in net (income) loss of nonconsolidated affiliate	(50)	(73)	(16)	166
Non-cash stock-based compensation	608	702	1,603	2,205
Gain on sale of media properties and other assets	-	-	-	(102)
Non-cash expenses related to debt extinguishment	934	-	934	945
Change in fair value of interest rate swap agreements	(4,135)	(1,314)	(12,188)	(3,850)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
Increase in restricted cash	(1,023)	-	(1,023)	-
(Increase) decrease in accounts receivable	1,765	(1,828)	(1,860)	(3,100)
Increase in prepaid expenses and other assets	(474)	(810)	(426)	(621)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(2,691)	1,085	760	3,187
Net cash provided by operating activities	7,841	6,094	17,043	10,197
Cash flows from investing activities:
Proceeds from sale of property and equipment and intangibles	-	-	-	114
Purchases of property and equipment and intangibles	(1,033)	(2,589)	(7,078)	(9,207)
Net cash used in investing activities	(1,033)	(2,589)	(7,078)	(9,093)
Cash flows from financing activities:
Proceeds from issuance of common stock	14	53	233	255
Payments on long-term debt	(358,491)	(1,572)	(362,949)	(42,572)
Termination of swap agreements	(4,039)	-	(4,039)	-
Repurchase of Class A common stock	-	-	-	(1,075)
Proceeds from borrowings on long-term debt	394,888	-	394,888	-
Payments of deferred debt and offering costs	(9,691)	-	(10,554)	(1,182)
Net cash provided by (used in) financing activities	22,681	(1,519)	17,579	(44,574)
Net increase (decrease) in cash and cash equivalents	29,489	1,986	27,544	(43,470)
Cash and cash equivalents:
Beginning	25,721	18,838	27,666	64,294
Ending	$55,210	$20,824	$55,210	$20,824

Entravision Comjmunications

Entravision Communications Corporation
Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities
 (Unaudited; in thousands)

    The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2010	2009	2010	2009

Consolidated adjusted EBITDA (1)	$18,444	$17,268	$46,938	$40,307

Interest expense	(4,394)	(8,227)	(15,171)	(21,762)
Interest income	92	70	259	388
Loss on debt extinguishment	(987)	-	(987)	(4,716)
Income tax expense	(1,764)	(2,802)	(5,102)	(9,311)
Amortization of syndication contracts	(290)	(441)	(840)	(1,689)
Payments on syndication contracts	732	706	2,141	2,119
Non-cash stock-based compensation included in direct operating
expenses	(104)	(159)	(312)	(489)
Non-cash stock-based compensation included in selling, general
and administrative expenses	(147)	(204)	(442)	(618)
Non-cash stock-based compensation included in corporate expenses	(357)	(339)	(849)	(1,098)
Depreciation and amortization	(4,867)	(5,272)	(14,464)	(15,893)
Impairment charge	-	-	-	(2,720)
Equity in net income (loss) of nonconsolidated affiliates	50	73	16	(166)
Net income (loss)	6,408	673	11,187	(15,648)

Depreciation and amortization	4,867	5,272	14,464	15,893
Impairment charge	-	-	-	2,720
Deferred income taxes	1,587	2,548	4,214	8,534
Amortization of debt issue costs	487	104	695	298
Amortization of syndication contracts	290	441	840	1,689
Payments on syndication contracts	(732)	(706)	(2,141)	(2,119)
Equity in net (income) loss of nonconsolidated affiliate	(50)	(73)	(16)	166
Non-cash stock-based compensation	608	702	1,603	2,205
Gain on sale of media properties and other assets	-	-	-	(102)
Non-cash expenses related to debt extinguishment	934	-	934	945
Change in fair value of interest rate swap agreements	(4,135)	(1,314)	(12,188)	(3,850)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
Increase in restricted cash	(1,023)	-	(1,023)	-
(Increase) decrease in accounts receivable	1,765	(1,828)	(1,860)	(3,100)
Increase in prepaid expenses and other assets	(474)	(810)	(426)	(621)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(2,691)	1,085	760	3,187
Cash flows from operating activities	$7,841	$6,094	$17,043	$10,197

(1) Consolidated adjusted EBITDA is defined on page 2.

Entravision Communications

Entravision Communications Corporation
Reconciliation of Free Cash Flow to Net Income (Loss)
(Unaudited; in thousands)

    The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2010	2009	2010	2009
Consolidated adjusted EBITDA (1)	$18,444	$17,268	$46,938	$40,307
Net interest expense (1)	9,125	9,367	27,579	24,926
Cash paid for income taxes	177	254	888	777
Capital expenditures (2)	1,033	2,589	5,828	5,428
Free cash flow (1)	8,109	5,058	12,643	9,176

Capital expenditures (2)	1,033	2,589	5,828	5,428
Non-cash interest expense relating to amortization of debt
finance costs and interest rate swap agreements	4,823	1,210	12,667	3,552
Loss on debt extinguishment	(987)	-	(987)	(4,716)
Non-cash income tax (expense) benefit	(1,587)	(2,548)	(4,214)	(8,534)
Amortization of syndication contracts	(290)	(441)	(840)	(1,689)
Payments on syndication contracts	732	706	2,141	2,119
Non-cash stock-based compensation included in direct operating
expenses	(104)	(159)	(312)	(489)
Non-cash stock-based compensation included in selling, general
and administrative expenses	(147)	(204)	(442)	(618)
Non-cash stock-based compensation included in corporate expenses	(357)	(339)	(849)	(1,098)
Depreciation and amortization	(4,867)	(5,272)	(14,464)	(15,893)
Impairment charge	-	-	-	(2,720)
Equity in net income (loss) of nonconsolidated affiliates	50	73	16	(166)
Net income (loss)	$6,408	$673	$11,187	$(15,648)

(1) Consolidated adjusted EBITDA, net interest expense and free cash flow are defined on page 1 and 2.
(2) Capital expenditures is not part of the consolidated statement of operations.